                                                                    Exhibit 10.8

                                                               EXECUTION VERSION



                       PRECISION OPTICS CORPORATION, INC.

                          STOCK SUBSCRIPTION AGREEMENT


         1. Special Situations Private Equity Fund, L.P., a Delaware limited partnership, hereby subscribes for 375,000 shares (the "Shares") of the Common Stock, $0.01 par value (the "Common Stock"), of Precision Optics Corporation, Inc., a Massachusetts corporation (the "Company"), and Special Situations Technology Fund, L.P., a Delaware limited partnership (collectively with Special Situations Private Equity Fund, L.P., the "Investors"), hereby subscribes for 125,000 Shares, subject to and in reliance upon the Company's representations and warranties to the Investors contained herein. In consideration for the Shares, each Investor agrees to pay to the Company the amount of $2.00 per share in full payment for the Shares. In connection with the purchase of the Shares, the Company will issue to the Investors warrants (the "Warrants") exercisable for an additional aggregate of 500,000 shares of Common Stock (the "Warrant Shares"), subject to the terms and conditions set forth in the Warrants.

         2. The Investors hereby agree that all of the Shares which they acquire and any of their right, title or interest in such Shares shall be subject to the terms and conditions of this Agreement, and that all of the Warrant Shares which they acquire and any of their right, title or interest in such Warrant Shares shall be subject to the terms and conditions of this Agreement and the terms and conditions of the Warrants.

         3. The Investors represent and warrant to the Company that they are acquiring the Shares for their own accounts for investment only and not with a view to any resale or distribution thereof, and the Investors agree that they will not sell or otherwise dispose of the Shares in violation of the provisions of the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws. The Investors understand that the Company is selling the Shares to the Investors in a transaction that is exempt from the Securities Act's registration requirements and from the registration requirements of any applicable state securities laws and that the Investors must hold the Shares indefinitely unless they are subsequently offered for sale and sold in a transaction or transactions registered under the Securities Act or such state laws or an exemption from registration (such as Rule 144) is available. The Investors understand that, except as provided in the Registration Rights Agreement dated as of June 30, 1998 by and among the Company and the Investors, the Company is under no obligation to register the Shares under the Securities Act or such state laws or to file for an exemption from registration under the Securities Act or such state laws. The Investors further understand that the Company is under no obligation to comply with any other exemption from registration and that such exemptions are extremely limited and may not

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be available at such time or times as the Investors may wish to sell or otherwise dispose of the Shares. The Investors understand that the certificate or certificates representing the Shares will bear the following legend restricting their transfer and that a notation restricting such transfer will be made on the stock transfer books of the Company:

         "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act") or any applicable state securities laws and may not be offered, sold or otherwise transferred without an effective registration statement relating thereto or an opinion of counsel in form and substance satisfactory to the Company that such registration is not required under the Act or such state laws."

         4. The Investors represent and warrant to the Company that (i) each Investor is an "Accredited Investor," as that term is defined in Regulation D under the Securities Act, (ii) each Investor possesses such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time and (iii) each Investor has previously participated as an investor in private placement transactions exempt from the registration requirements of the Securities Act.

         5. Except as set forth in the Schedule of Exceptions attached hereto as Exhibit A, the Company represents and warrants to the Investors as follows:

              (a) ORGANIZATION AND GOOD STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts, and has all necessary corporate power and authority to own or lease its assets and to carry on its business as it is now being conducted and presently proposed to be conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which its ownership or leasing of assets, or the conduct of its business, makes such qualification necessary. The Company has no subsidiaries and no equity interests in any corporation, partnership, joint venture or other entity.

              (b) REQUISITE POWER AND AUTHORIZATION. The Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, including without limitation the issuance and delivery of the Shares and the Warrant, all corporate action of the Company required for the execution and delivery of this Agreement and the issuance and delivery of the Shares and the Warrant have been duly and effectively taken and no further actions, authorizations or consents, including without limitation any of the shareholders of the Company, are required. Each of this Agreement and the Warrant constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting




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enforcement of creditor's rights and (ii) as limited by general principles of equity that restrict the availability of equitable remedies. The Shares, when issued and delivered in compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any and all liens, charges, claims or encumbrances. The Warrant Shares, if and when issued and delivered in compliance with the provisions of this Agreement and the Warrant, as the case may be, will be validly issued, fully paid and non-assessable, free and clear of any and all liens, charges, claims or encumbrances. Assuming the truth and accuracy of the representations and warranties of the Investor contained in this Agreement at the time of each respective issuance, each of the Shares and the Warrant Shares will be issued in compliance with Federal and state securities laws. The Company has reserved a sufficient number of shares of Common Stock necessary for issuance of the Warrant Shares.

              (c) SEC DOCUMENTS. Since June 30, 1997, the Company has timely filed with the Securities and Exchange Commission (the "SEC") all reports, statements, schedules and other documents (collectively, the "SEC Documents") required to be filed by it pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements included in the SEC Documents (the "Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Except (i) as may be indicated in the notes to the Financial Statements or (ii) in the case of the unaudited interim statements, as permitted by Form 10-QSB under the Exchange Act, the Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles consistently applied and fairly present in all material respects the financial position of the Company as of the dates thereof and the consolidated results of operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal recurring year-end adjustments). Other than liabilities incurred in the ordinary course of business subsequent to the date of such Financial Statements, there are no liabilities of the Company, whether absolute, contingent or otherwise, which have not been reflected in the Financial Statements, which liabilities, individually or in the aggregate, are material to the financial condition or operating results of the Company.

              (d) CAPITALIZATION. The capitalization of the Company as of the date hereof is as reflected on the Company's Form 10-QSB for the fiscal quarter ended March 31, 1998 (except for changes resulting from the exercise of options or warrants since such date).

              (e) NO CONFLICTS. Neither the execution, delivery or performance by the Company of this Agreement nor the consummation of the transactions contemplated hereby has constituted or resulted in, or will constitute or result in, a default under or breach or violation



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of any term or provision of the Articles of Organization or bylaws of the
Company or material contracts to which the Company is a party or Federal or state laws, rules or regulations, writs, order, judgments or decrees which are applicable to the Company or its respective assets.

              (f) CONSENTS. No approval, consent, order, authorization or other action by, or notice to or filing with, any governmental authority or regulatory or self-regulatory agency, or any other person or entity, and no lapse of a waiting period, is required in connection with the execution, delivery or performance by the Company, or enforcement against the Company, of this Agreement, the issuance and delivery of the Shares or the Warrant Shares or any other transactions contemplated hereby except for the filing of a Form D with the SEC.

              (g) NO MATERIAL ADVERSE CHANGE. Since March 31, 1998 and except as reflected in a letter describing current operations of the Company previously delivered to the Investor (the "Current Operations Letter"), the business of the Company has been operated in the ordinary course and substantially consistent with past practice, and there has not been any material adverse change in the business, assets, financial condition, results of operations, affairs or prospects of the Company (a "Material Adverse Change"). Since March 31, 1998 and except as reflected in the Current Operations Letter, the Company has not (i) paid any obligation or liability other than, or discharged or satisfied any liens or encumbrances other than those securing, current liabilities, in each case in the ordinary course of business; (ii) declared or made any payment or distribution to its stockholders as such, or purchased or redeemed any of its shares of capital stock or other securities, or obligated itself to do so; (iii) mortgaged, pledged or subjected to any lien, charge, security interest or other encumbrance any of its assets, tangible or intangible, except in the ordinary course of business; (iv) sold, transferred or leased any of its assets except for fair value in the ordinary course of business; (v) increased the compensation payable to any of its officers or other employees, consultants or representatives by greater than $50,000; (vi) canceled or compromised any debt or claim, or waived or released any right of material value; (vii) entered into any transaction other than in the ordinary course of business; (viii) issued or sold any shares of capital stock or other securities (other than in connection with the exercise of options or warrants) or granted any options, warrants or other purchase rights with respect thereto; or (ix) agreed to do any of the foregoing (other than pursuant this to Agreement).

              (h) LITIGATION. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company, or any of their respective directors or officers in their capacities as such, that questions the validity of this Agreement or the issuance of the Shares, or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in any Material Adverse Change or in any change in the current equity ownership of the Company. The Company is not a party to and has not had entered against it any order, writ, injunction, judgment, stipulation or decree of any court, administrative agency, commission, regulatory authority, other government agency or instrumentality or self-regulatory agency.



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              (i)   NO DEFAULT. The Company is not in violation of or default
under any provision of its Articles of Organization or by-laws or in default under (and no event has occurred which, with notice or lapse of time or both, would put the Company in default under), nor has there occurred any event giving others (with notice or lapse of time of both) any rights of termination, amendment, acceleration or cancellation of, any contract, commitment, indenture or instrument to which the Company is a party or by which it or its properties or assets is bound or affected except for possible defaults or rights which would not, individually or in the aggregate, result in a Material Adverse Change. To the best of the Company's knowledge, no other party is in material default under or in material breach or violation of any material contact, commitment or instrument to which the Company is a party or by which any of its properties or assets are bound or affected.

              (j) COMPLIANCE WITH LAWS. The Company is in compliance and has conducted its business and operations so as to comply with all applicable laws (including, without limitation, environmental laws), ordinances, rules and regulations, judgments, decrees or orders of any court, administrative agency, commission, regulatory authority or other governmental or administrative body or instrumentality, whether domestic or foreign. The Company has not during the past three years received any notice relating to any violation or potential violation of any applicable laws or regulations.

              (k) TITLE. The Company has good and marketable title to all real and personal property owned by it which is material to the business of the Company free and clear of all liens, encumbrances and defects. Any property, real or personal, held under lease by the Company is held by it under valid and enforceable leases.

              (l) INTELLECTUAL PROPERTY. The Company owns, or possesses adequate and enforceable rights to use, all trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge and, to its knowledge, all patents and patent applications (collectively, "Intangibles") necessary for the conduct of its business. To the knowledge of the Company, the Company has not infringed or currently infringes or is in conflict with any right of any other person with respect to any Intangibles that are material to the conduct of the business of such person.

              (m) REGISTRATION RIGHTS. The Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity other than the Investor. None of the registration rights disclosed on the Schedule of Exceptions is senior in priority to the registration rights granted in this Agreement.

              (n) NASDAQ REQUIREMENTS. The Common Stock has been designated for inclusion in the Nasdaq Small Cap Market upon prior application and meets all applicable



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requirements of the Nasdaq Stock Market ("Nasdaq") Marketplace Rule 4300 Series
or any other applicable requirements for such listing. The issuance and sale of the Shares will not, when issued and sold in accordance with this Agreement, violate any applicable Rule of Nasdaq. The Company has not received notification, written or oral, that (i) the termination of the inclusion of the Common Stock on the Nasdaq SmallCap Market is pending or under consideration or
(ii) the Company has failed to satisfy any requirement of Nasdaq. The Company does not reasonably anticipate that the Common Stock will be delisted form Nasdaq in the foreseeable future.

              (o) REGISTRATION STATEMENT. The Company is currently eligible to register the resale of its Common Stock under the Securities Act under a registration statement on Form S-3. To the best of the Company's knowledge, there exist no facts or circumstances that would inhibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Shares or the Warrant Shares.

              (p) NO MISREPRESENTATION. No representation or warranty by the Company in this Agreement and no statements of the Company contained in any document (including without limitation any SEC Document), certificate, schedule or other information furnished or to be furnished by or on behalf of the Company pursuant to this Agreement or in connection with the transactions contemplated hereby contains or shall contain any untrue statement of material fact or omits or shall omit to state a material fact required to be stated therein or necessary in order to make such statements, in light of the circumstances under which they were made, not misleading. The Company has delivered true and complete copies of all documents requested by the Investor.

              (q) ANTI-DILUTION AND OTHER SHARES. No shareholder of the Company or other person or entity has any preemptive right of subscription or purchase or contractual right of first refusal or similar right with respect to the Shares. Issuance of the Shares will not result in the issuance of any additional shares of Common Stock or the triggering of other anti-dilution or similar rights contained in any options, warrants, debentures or other agreements or commitments of the Company.

         6. The Investors acknowledge receipt from the Company of the following documents, which they have carefully considered:

              (a) The investor presentation dated February 19, 1998 describing the Company's business and recent developments concerning the Company and identifying certain risk factors in connection with the purchase of the Shares.

              (b) The Company's Form 10-KSB for the fiscal year ended June 30, 1997.

              (c) The Company's Forms 10-QSB for the fiscal quarters ended September 30, 1997, December 31, 1997 and March 31, 1998.




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              (d)   the Current Operations Letter.

         7. All notices hereunder shall be in writing and shall be deemed to be delivered if in writing addressed as provided below and if either (i) actually delivered at said address or (ii) five business days shall have elapsed after the same shall have been deposited in the United States mails (by first class or certified mail):

         To the Company at the following address:

         Precision Optics Corporation, Inc.
         22 East Broadway
         Gardner, MA 01440
         Attn: Jack P. Dreimiller, Chief Financial Officer

         with a copy to:

         Edward A. Benjamin, Esq.
         Ropes & Gray
         One International Place
         Boston, Massachusetts 02110-2624

         To the Investors at the following address:

         Special Situations Private Equity Fund, L.P.
         Special Situations Technology Fund, L.P.
         153 East 53rd Street, 51st Floor
         New York, New York 10022
         Attn: Austin Marxe
         Fax No.: (212) 832-5300

         With a copy to:

         Hertzog, Calamari & Gleason
         100 Park Avenue
         New York, New York  10017
         Attn: David B. Hertzog
         Fax No.: (212) 213-1199

         Any party may change the address to which notices are to be sent to him, her or it by notifying all the other parties listed above in writing of such address change.

         8. This Agreement shall be binding on and inure to the benefit of the Investors' successors, and permitted assigns.



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         9.   The representations, warranties, covenants, and agreements contained herein shall survive the execution and delivery of this Agreement, it being understood that the representations and warranties are only being made as of the date hereof or as of a specific date if so indicated in such representation or warranty.

         10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

         11. CONSENT TO JURISDICTION. Each of the parties agrees that all actions, suits or proceedings arising out of or based upon this Agreement or the subject matter hereof may be brought and maintained in the federal and state courts of The State of New York. Each of the parties hereto by execution hereof:
(i) hereby irrevocably submits to the jurisdiction of the federal and state courts in The State of New York for the purpose of any action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof and (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that he or it is not subject personally to the jurisdiction of the above-named courts, that he or it is immune from extraterritorial injunctive relief or other injunctive relief, that his or its property is exempt or immune from attachment or execution, that any such action, suit or proceeding may not be brought or maintained in one of the above-named courts, that any such action, suit or proceeding brought or maintained in one of the above-named courts should be dismissed on grounds of FORUM NON CONVENIENS, should be transferred to any court other than one of the above-named courts, should be stayed by virtue of the pendency of any other action, suit or proceeding in any court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by any of the above-named courts. Each of the parties hereto hereby consents to service of process in any such suit, action or proceeding in any manner permitted by the laws of The State of New York, agrees that service of process by registered or certified mail, return receipt requested, at the address specified in Section 7 hereof is reasonably calculated to give actual notice and waives and agrees not to assert by way of motion, as a defense or otherwise, in any such action, suit or proceeding any claim that such service of process does not constitute good and sufficient service of process.





               [Remainder of this page intentionally left blank.]

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         Intending to be legally bound hereby, the undersigned have duly executed this Agreement as of June 30, 1998.

                                             SPECIAL SITUATIONS PRIVATE EQUITY
                                                 FUND, L.P.


                                             By: /s/ Austin W. Marxe
                                                 -----------------------------
                                                 Title: Managing Director




                                             SPECIAL SITUATIONS TECHNOLOGY
                                                 FUND, L.P.


                                             By: /s/ AUSTIN W. MARXE
                                                 -----------------------------
                                                 Title: Managing Director







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         For and in consideration of the above subscription and in reliance upon the Investors' representations and covenants to the Company contained herein, the Company hereby accepts the subscription of the Investors to the extent of 500,000 Shares, and promptly upon receipt in full of the aforesaid payment, the Company will cause certificates for the Shares and the Warrants to be issued and delivered to the Investors, free and clear of any liens, adverse claims, charges, or other encumbrances.



                                                  PRECISION OPTICS CORPORATION


                                                  By: /s/ Richard E. Forkey
                                                      ------------------------
                                                       Richard E. Forkey
                                                       President

Dated as of: June 30, 1998


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                                                                       EXHIBIT A


                             SCHEDULE OF EXCEPTIONS

         Section 5(a): Organization and Good Standing

                  The Company has two subsidiaries: Precise Medical, Inc., a Massachusetts corporation, which is inactive, and Woods Precision Optics, Ltd., a Hong Kong corporation, through which the Company conducts sales operations in the Far East.









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